FAIR VALUE MEASUREMENTS	12 Months Ended
Feb. 23, 2013
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS

NOTE 5—FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities recorded at fair value are categorized using defined hierarchical levels directly related to the amount of subjectivity associated with the inputs to fair value measurements, as follows:

Level 1	—	Quoted prices in active markets for identical assets or liabilities;

Level 2	—	Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable;

Level 3	—	Unobservable inputs in which little or no market activity exists, requiring an entity to develop its own assumptions that market participants would use to value the asset or liability.

Impairment charges recorded during fiscal 2013, 2012 and 2011 discussed in Note 2—Goodwill and Intangible Assets and Note 3—Reserves for Closed Properties and Property, Plant and Equipment-Related Impairment Charges were measured at fair value using Level 3 inputs. The fair value of performance awards discussed in Note 9—Stock-Based Awards are measured at fair value on a recurring basis each reporting period using Level 3 inputs. The portion of the performance awards that are measured at fair value each reporting period as discussed in Note 1 and Note 9 are insignificant as of February 23, 2013 and February 25, 2012.

In fiscal 2013, long-lived assets with a carrying amount of $79 were written down to their fair value of $40, resulting in an impairment charge of $39, primarily related to the announced closing of approximately 22 non-strategic Save-A-Lot stores. In fiscal 2012, long-lived assets with a carrying amount of $10 were written down to their fair value of $7, resulting in an impairment charge of $3. Property, plant and equipment and favorable operating lease intangible related impairment charges were measured at fair value on a nonrecurring basis using Level 3 inputs and are a component of Selling and administrative expenses in the Consolidated Statements of Operations.

Financial Instruments

For certain of the Company’s financial instruments, including cash and cash equivalents, receivables, accounts payable, accrued salaries and other current assets and liabilities, the fair values approximate carrying values due to their short maturities.

The estimated fair value of notes receivable was greater than the carrying value by $2 as of February 23, 2013. The estimated fair value of notes receivable approximated the carrying value as of February 25, 2012. The estimated fair value of notes receivable are calculated using a discounted cash flow approach applying a market rate for similar instruments using Level 3 inputs.

The estimated fair value of the Company’s long-term debt (including current maturities) was greater than the book value by approximately $57 and $62 as of February 23, 2013 and February 25, 2012, respectively. The estimated fair value was based on market quotes, where available, or market values for similar instruments, using Level 2 and 3 inputs.